FOR GROWTH OF CAPITAL

DELCAP FUND

(photo of illustration
 from Growth of Capital Brochure)

service and guidance

professional management

goals

1999
SEMI-ANNUAL
REPORT

DELAWARE
INVESTMENTS
---------------------
Philadelphia o London
for growth
of capital
   2

                                                                  April 12, 1999

DEAR SHAREHOLDER:

   At the start of your Fund's fiscal period, the outlook appeared uncertain. Economic turmoil in Indonesia, Russia and later Brazil had shaken investor confidence. Fears of an American recession prompted a stock "sell-off" as investors flocked to the safety of U.S. Treasury bonds.
   Concerned about the U.S. economy, the Federal Reserve Board lowered short-term interest rates three times last autumn. The first cut came in late September, just before the start of your Fund's 1999 fiscal year. Lower interest rates had a soothing effect on investors and after October 8th, many realized the U.S. economy could, for the most part, withstand the global turbulence. The other two rate cuts, one in October and one in November, proved effective. Investor confidence returned and stocks rallied through the remainder of 1998. The winter of 1999 brought more of the same as stock prices continued to rise.
   However, new worries surfaced in February and early March of 1999. Concerns that the Federal Reserve Board might raise short-term interest rates at their March meeting made for a bumpy ride in the stock market. Investors cheered after the meeting when it became clear the Fed did not intend to change interest rates. Shortly after, the Dow Jones Industrial Average, a widely followed stock market indicator, flirted with and then closed above 10,000 points for the first time ever on March 29, 1999.
   DelCap Fund performed well during this period, providing a 25.85% return for the six months ended March 31, 1999 (for Class A shares with distributions reinvested at net asset value). We focused primarily on growing companies in the technology, financial and retail sectors, paying close attention to companies we believe have strong growth potential. For the same period, the Standard & Poor's Mid-Cap 400 Index provided a 20.02% return while the Russell Mid-Cap Index returned 30.80%. As shown below, your Fund outperformed the average of 394 mutual funds in the Lipper Mid-cap fund category.
   On the pages that follow, Gerald Frey, your Fund's senior portfolio manager, discusses in detail DelCap Fund's performance since September. I encourage you to review his commentary.


CUMULATIVE RETURNS
--------------------------------------------------------------------------------
                                           Six Months Ended      March 31, 1998
                                            March 31, 1999     to March 31, 1999
--------------------------------------------------------------------------------
DelCap Fund A Class                             +25.85%             +7.07%
--------------------------------------------------------------------------------
Russell Mid-Cap Growth Index                    +30.80%             +8.89%
Standard & Poor's Mid-Cap 400 Index             +20.02%             +0.45%
Lipper Mid-Cap Fund Average (394 Funds)         +23.42%             +0.24%
--------------------------------------------------------------------------------

All performance shown above assumes reinvestment of dividends and capital gains. Fund and Lipper performance is at net asset value without effect of sales charges. Performance would have been lower if sales charges were reflected. Performance information for all DelCap Fund classes can be found on page 9. The unmanaged Russell Mid-Cap Index is a measure of medium-size company stocks that exhibit growth characteristics as determined by Frank Russell Co. The S&P 400 Index is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in any index.

                                                                      for growth
                                                                      of capital
                                                                          3

   Looking forward to the remainder of fiscal 1999, we believe now is the time to be invested in medium-sized companies. We see potential in these companies because they are generally large enough to be established as a successful business, yet small enough that we see attractive growth potential. Numerous large companies have failed to meet earnings estimates recently. For large companies that have experienced substantial price appreciation, earnings disappointments could lead to price decline. We generally focus on medium-sized companies that exhibit the following characteristics:

o Solid earnings growth - we believe a proven track record bodes well for the future of a company and
o Quality management - strong leadership and a mission allow a company to remain focused and, therefore, achieve its goals.
   As always, DelCap Fund strives to provide long-term capital growth for its shareholders. By emphasizing long-term earnings growth and careful company analysis, we believe we can identify companies than can help meet this goal. Thank you for your continued confidence in Delaware Investments.


Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork
Director of the Fund
Chairman, Delaware Management
Holdings, Inc.


/s/ David K. Downes
------------------
David K. Downes
Executive Vice President and
Chief Operating Officer
Delaware Investments Family of Funds
for growth
of capital
   4

PORTFOLIO MANAGER'S REVIEW


By Gerald S. Frey
Senior Portfolio Manager
April 12, 1999

DelCap Fund performed well during the first half of fiscal 1999, responding to a healthy expanding U.S. economy. Although investors did experience a brief summer setback, the U.S. stock market kicked off DelCap Fund's fiscal year on a positive note. The United States economy moved into its eighth consecutive year of expansion in March (Source: Businessweek). Strong consumer demand and a low inflationary environment bode well for the immediate future of our economy. In stark contrast to last summer, equity investing remains in favor. Mid-cap growth stocks, in particular, look promising to us.
   Due to renewed optimism in the economy and the U.S. stock market, investor confidence has returned. With it, however, has come a new wariness - as witnessed by somewhat unpredictable daily stock market fluctuations this past winter. Nonetheless, the Dow Jones Industrial Average reached 10,000 points for the first time in March 1999. Market corrections in the midst of continued prosperity have provided us with an opportunity to purchase securities with the potential for capital appreciation.
   Below we discuss DelCap Fund's investment strategy, our positioning in various sectors and how that affected the Fund's performance.


STRATEGIC POSITIONING
Though our fundamental goal is to focus on mid-cap stocks with attractive growth rates, we also strive to position DelCap Fund for some protection during market fluctuations. We believe diversification is essential in managing the risks related to medium-sized companies. DelCap Fund is diversified across a wide range of sectors including technology, retail and finance.
   Historically, medium-sized companies have been more expensive than large companies on a relative basis (Source: Salomon SmithBarney). Currently, the opposite is true. Right now large company stocks are generally much more costly based on their price to earnings ratio. The price to earnings ratio measures how much investors are willing to pay for a company's earning potential. We believe this is a great opportunity to buy companies with high earnings potential.
   When selecting stocks, we look for companies with solid earnings track records - companies we think have attractive growth potential. We research each stock from the bottom-up, evaluating each company by meeting with its executives, customers, competitors, and industry experts. We believe these interviews offer critical insight about the company that we might not find in for growth
                                                                      of capital
                                                                          5

A Mid-Cap Stock Success Story:
Given the recent popularity of large blue-chip stocks, you may be wondering - why invest in medium sized companies?

The story of Staples - a little company that could.
Staples opened its first store in Boston in 1986 with the goal of providing small business owners with low-priced office supplies. The company did that and more. In 1989 the company's stock went public. The company's stock didn't begin to appreciate until a few years later but once it took off, there seemed to be no stopping it. Staples was opening new stores across the country at an increasing rate - while existing store sales continued to increase as well. We first purchased Staples stock in 1992, when the company reached a median market capitalization of $1 billion. Among its competition, the company generally offered its customers the best prices and the fullest range of products. Today, the company is worth over $16 billion and has locations in four countries, including the United States.


AVERAGE STOCK PRICE
--------------------------------------------------------------------------------
Apr-89         1.32
May-89         1.35
Jun-89         1.36
Jul-89         1.27
Aug-89         1.18
Sep-89         1.26
Oct-89         1.01
Nov-89         0.97
Dec-89         0.96
Jan-90         0.96
Feb-90         0.96
Mar-90         1.10
Apr-90         1.25
May-90         1.36
Jun-90         1.41
Jul-90         1.38
Aug-90         1.02
Sep-90         0.93
Oct-90         0.91
Nov-90         1.05
Dec-90         1.03
Jan-91         0.99
Feb-91         1.13
Mar-91         1.29
Apr-91         1.59
May-91         1.72
Jun-91         1.73
Jul-91         1.66
Aug-91         1.69
Sep-91         1.88
Oct-91         2.02
Nov-91         2.02
Dec-91         2.31
Jan-92         2.68
Feb-92         2.86
Mar-92         2.82
Apr-92         2.51
May-92         2.52
Jun-92         2.29
Jul-92         2.69
Aug-92         2.70
Sep-92         2.96
Oct-92         3.05
Nov-92         3.34
Dec-92         3.36
Jan-93         3.40
Feb-93         3.00
Mar-93         3.07
Apr-93         2.51
May-93         2.75
Jun-93         2.79
Jul-93         2.40
Aug-93         2.51
Sep-93         2.90
Oct-93         3.25
Nov-93         2.91
Dec-93         3.20

Jan-94         3.18
Feb-94         3.78
Mar-94         3.89
Apr-94         3.57
May-94         3.66
Jun-94         3.67
Jul-94         3.52
Aug-94         3.63
Sep-94         4.05
Oct-94         4.39
Nov-94         4.43
Dec-94         4.43
Jan-95         4.63
Feb-95         5.15
Mar-95         5.43
Apr-95         5.08
May-95         5.23
Jun-95         5.85
Jul-95         6.15
Aug-95         7.08
Sep-95         8.16
Oct-95         8.02
Nov-95         7.85
Dec-95         6.84
Jan-96         6.57
Feb-96         7.59
Mar-96         8.74
Apr-96         8.83
May-96         8.75
Jun-96         8.57
Jul-96         7.61
Aug-96         8.50
Sep-96         8.97
Oct-96         9.25
Nov-96         8.61
Dec-96         8.24
Jan-97         8.92
Feb-97         9.19
Mar-97         9.96
Apr-97         8.98
May-97         9.27
Jun-97        10.18
Jul-97        10.98
Aug-97        10.93
Sep-97        11.63
Oct-97        12.30
Nov-97        12.37
Dec-97        12.25
Jan-98        11.55
Feb-98        13.14
Mar-98        15.11
Apr-98        15.96
May-98        16.51
Jun-98        18.35
Jul-98        21.52
Aug-98        20.94
Sep-98        19.17
Oct-98        19.74
Nov-98        23.12
Dec-98        26.96
Jan-99        27.86
Feb-99        28.81
Mar-99        31.35

Past performance does not guarantee future results. This example is not representative of all the securities selected for the Fund and the Fund may modify or eliminate its position in this security at any time.

financial statements or historical stock prices alone.
   After selecting and purchasing a stock, we maintain a relationship with the company, enabling us to stay on top of changes in the company's operating environment as they become evident.
   Our six-member research team is organized so that each team member has primary responsibility for specific sectors. We believe our team approach is a successful way to uncover attractive stocks for your portfolio.

for growth
of capital
   6

TECHNOLOGY & ELECTRONICS
Growth for semi-conductors
Technology is one of the most talked about sectors of our economy. With growing consumer interest in internet technology and newer, faster ways to access global information, it's no wonder these stocks have performed well.
   Novellus, a manufacturer of
semi-conductor equipment, is one such company. A new addition to your Fund's portfolio, the company has become a significant semiconductor equipment manufacturer. We see even further potential for this company as technological development plays an even greater role in corporate and consumer needs. In January 1999, worldwide sales of semiconductors reached $11.10 billion, up 1.2% from January of the year before (Source: Semiconductor Industry Association). We continue to see good profit margins for medium-sized companies operating in this arena, and, as demand for high technology products grows, we expect this industry to expand over the coming years.
   Although some technology companies are flourishing, the software industry has not performed as well as we had hoped. As Year 2000 concerns mount and software companies use their resources to address these issues, new software developments have slowed. For this reason, we have sold significant holdings of BMC Software and all of our position in Compuware, both providers of systems software and software solutions. Although year 2000 issues create instability for software companies in the near future, we do see long-term potential in this industry.

RETAIL
Consumer spending equals opportunity
Continued consumer spending, along with a healthy housing boom, has kept the retail sector prosperous. The number of new houses built in the U.S. in 1998 rose 11% over 1997 (Source: U.S. Housing Markets Data). Many consumers continue to increase their standard of living through the purchase of new homes and consequently housewares, allowing home furnishing superstores like Bed, Bath & Beyond to prosper.
   Women's apparel stores have also performed well. Stock of Intimate Brands, owner of popular upscale lingerie boutique Victoria's Secret, has a solid track record and, we believe, is on course for positive results in the future. The company has recently increased its global presence through new distribution channels, such as online shopping and direct mail.
   Looking ahead to the remainder of fiscal 1999, we believe robust consumer confidence, solid income and job growth should continue to keep consumer spending at high levels.

                                                                      for growth
                                                                      of capital
                                                                          7

HEALTHCARE
Performance of our healthcare holdings has been disappointing, prompting us to decrease our allocation to this area. Government reforms in the healthcare arena have hurt profits on the service side of the industry - that is, hospitals and hospital management companies. This past winter we sold our positions in HealthSouth, a rehabilitation company, and Quorum Health Group, a hospital management company.

FINANCIAL
Changing our focus on Finance
Increased competition and reduced opportunities for revenue growth in the banking industry have, in our opinion, led us to reduce our commitment to this area. Last Autumn we sold our holdings of People's Heritage Bank. Year 2000 concerns have slowed the pace of bank mergers and acquisitions, allowing new players in the financial industry to emerge. Consumer, home equity and small business lending institutions have found opportunities where banks don't traditionally lend. We have focused on specialty finance companies like C.I.T. Group, which focuses on consumer and small business lending. We also found money management firms like Paine Webber attractive. These companies have consistently provided attractive returns for the past few years.
   The consumer credit card industry also continues to flourish. We recently purchased stock of Capital One, a company that boasts the best credit quality rating in the credit card industry. With consumer spending still at high levels, we expect consumer credit stocks to perform well into the future.


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
March 31, 1999

Company                        Main Product or Service       Share of Net Assets
--------------------------------------------------------------------------------
Staples                       Office Products Superstore             4.8%
Gemstar International         Consumer Products                      3.8%
Clear Channel Communications  Radio, TV Station Operator             3.4%
C.I.T. Group                  Commercial / Consumer Financing        3.3%
Outback Steakhouse            Restaurants                            3.3%
Network Appliance             Telecommunications                     3.2%
Bed, Bath & Beyond            Retail                                 3.1%
Paine Webber                  Banking Finance & Insurance            3.0%
Kohls                         Retail                                 2.8%
PMC - Sierra                  Electronics & Electrical               2.8%
--------------------------------------------------------------------------------
Total                                                               33.5%
for growth
of capital
   8

OUTLOOK
We believe the future for mid-cap stocks looks promising. Many medium-sized companies exhibit solid earnings growth, quality management and a strong financial history. In our view, companies of this size have the potential to perform as favorably as large-cap companies. Right now these stocks have an added benefit - their price. Due to the popularity of Blue Chip companies, these companies have been largely overlooked by investors who remain focused on very large-cap stocks. That has, in our opinion, kept prices relatively low, thus creating opportunities for us to purchase attractive stocks at almost bargain prices.

   For the remainder of fiscal 1999, a number of factors suggest that U.S. markets will remain strong.

o Unemployment is at a 28-year low;

o New home sales have hit a record high; and,

o Consumer prices continue to increase only at nominal levels.
   Additionally, the Federal Reserve Board implied at their March meeting that they do not anticipate increasing short-term interest rates in the near future. This has, we believe, alleviated investor concerns and should allow the economy to remain on course for another fruitful year - although, possibly, not at the growth rate of recent years.
   We look at the remainder of 1999 as a time to be cautiously optimistic. We believe the economy will continue on an upward trend. By focusing on high quality medium-sized company stocks, we believe we will be in a strong position to reap the benefits of the current market upswing, while maintaining a relative degree of protection during market downturns.

NET ASSET MIX
--------------------------------------------------------------------------------
March 31, 1999

Food, Beverage & Tobacco 0.9%
Cable, Media & Publishing 11.9%
Cash 6.8%
Banking, Financing & Insurance 16.3%
Transportation & Shipping 0.6%
Computers & Technology 17.5%
Consumer Products 4.7%
Textiles, Apparel & Furniture 1.2%
Electronics & Electrical 9.6%
Healthcare & Pharmaceuticals 1.4%
Telecommunications 9.4%
Leisure, Lodging & Entertainment 1.7%
Retail 18.0%
                                                                      for growth
                                                                      of capital
                                                                          9

DELCAP FUND PERFORMANCE
--------------------------------------------------------------------------------
Average Annual Returns Through March 31, 1999
                                  Lifetime    Ten Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
   Excluding Sales Charge          +20.22%     +14.01%      +14.04%      +7.07%
   Including Sales Charge          +19.67%     +13.34%      +12.70%      +0.92%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge          +14.94%                               +6.33%
   Including Sales Charge          +14.70%                               +1.86%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge          +13.70%                               +6.29%
   Including Sales Charge          +13.70%                               +5.40%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results. B and C class results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 5.75% front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, ten-year, five-year, one-year periods and six-month cumulative return for the periods ended 3/31/99, for DelCap Fund's Institutional Class were +20.40%, +14.23%, +14.40%, +7.40% and +26.07%, respectively. The institutional class was made available without sales charges only to certain eligible institutional accounts on 11/9/92.

10 for growth of capital

FINANCIAL STATEMENTS
DELAWARE GROUP EQUITY FUNDS IV, INC. - DELCAP FUND
STATEMENT OF NET ASSETS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        Number          Market
                                                       of Shares        Value
                                                       ---------        ------

  COMMON STOCK - 93.10%
  BANKING, FINANCE & INSURANCE - 16.32%
  Ambac Financial Group .....................          310,700     $ 16,777,800
  Blanch(E.W.)Holdings ......................          185,200        9,723,000
  Capital One Financial .....................           63,700        9,618,700
  CIT GROUP .................................          827,900       25,302,694
  Countrywide Credit Industries .............          174,900        6,558,750
  FINOVA Group ..............................          332,700       17,258,812
  First American ............................          256,400        9,454,750
  Mellon Bank ...............................          104,500        7,354,188
  Paine Webber Group ........................          583,400       23,263,075
                                                                    -----------
                                                                    125,311,769
                                                                    -----------
  CABLE, MEDIA & PUBLISHING - 11.90%
  CBS Corporation ...........................          333,900       13,669,031
+*Chancellor Media ..........................          246,800       11,622,737
 +Clear Channel Communications ..............          389,000       26,087,313
 +Heftel Broadcasting .......................          171,900        7,461,534
+*Jacor Communications ......................          173,900       13,210,966
 +Lamar Advertising .........................          262,000        8,899,813
+*Snyder Communications .....................          373,200       10,402,950
                                                                    -----------
                                                                     91,354,344
                                                                    -----------
  COMPUTERS & TECHNOLOGY - 17.49%
+*Acxiom ....................................          456,200       12,146,325
+*Citrix Systems ............................          437,200       16,640,925
+*DST Systems ...............................          162,100        9,736,131
 +Fore Systems ..............................        1,013,900       19,169,047
 *Gateway 2000 ..............................          117,600        8,062,950
 +Infoseek ..................................           93,400        6,908,681
+*Ivillage ..................................           42,400        4,250,600
+*Legato Systems ............................          230,100       11,842,959
 +SunGard Data Systems ......................          526,900       21,076,000
 +Teradyne ..................................          259,500       14,158,969
+*Veritas Software ..........................          124,500       10,037,813
 +Ziff-Davis ................................            8,500          306,000
                                                                    -----------
                                                                    134,336,400
                                                                    -----------
  CONSUMER PRODUCTS - 4.67%
  Cintas ....................................          104,500        6,828,422
 +GEMSTAR INTERNATIONAL .....................          386,200       29,013,275
                                                                    -----------
                                                                     35,841,697
                                                                    -----------
  ELECTRONICS & ELECTRICAL - 9.63%
  Altera ....................................          118,800        7,064,887
  Applied Materials .........................          207,900       12,831,328
+*Novellus Systems ..........................          193,100       10,632,569

--------------
  Top 10 holdings, representing 33.5% of net assets, are in boldface.
* Securities on loan.
+ Non-income producing security for the period ended March 31, 1999.

                                                        Number          Market
                                                       of Shares        Value
                                                       ---------        ------
  COMMON STOCK (CONTINUED)
  ELECTRONICS & ELECTRICAL (CONTINUED)
 +PMC - SIERRA .................................         298,800    $ 21,261,488
+*Waters .......................................          69,100       7,259,819
 +Xilinx .......................................         367,200      14,883,075
                                                                     -----------
                                                                      73,933,166
                                                                     -----------
  FOOD, BEVERAGE & TOBACCO - 0.86%
  Foodmaker ....................................         257,800       6,573,900
                                                                     -----------
                                                                       6,573,900
                                                                     -----------
  HEALTHCARE & PHARMACEUTICALS - 1.40%
 *AmeriSource Health ...........................         269,800       9,223,787
  Health Management Associates .................         127,441       1,553,187
                                                                     -----------
                                                                      10,776,974
                                                                     -----------
  LEISURE, LODGING & ENTERTAINMENT - 1.65%
+*Prime Hospitality ............................         798,400       7,934,100
 *Promus Hotel .................................         130,400       4,743,300
                                                                     -----------
                                                                      12,677,400
                                                                     -----------
  RETAIL - 17.96%
 +BED BATH & BEYOND ............................         651,200      23,850,200
 *Intimate Brands ..............................         291,300      14,018,813
 +KOHL'S .......................................         302,200      21,418,425
+*OUTBACK STEAKHOUSE ...........................         762,300      24,917,681
+*Papa John's International ....................         374,500      16,478,000
 +STAPLES ......................................       1,132,257      37,222,949
                                                                     -----------
                                                                     137,906,068
                                                                     -----------
  TELECOMMUNICATIONS - 9.41%
 *American Tower ...............................         760,800      18,639,600
 *Global Crossing ..............................         433,800      20,076,806
 +NETWORK APPLIANCE ............................         482,900      24,476,994
 +Pacific Gateway Exchange .....................         123,700       4,109,159
+*Star Telecommunications ......................         511,900       4,943,034
                                                                      72,245,593
  TEXTILES, APPAREL & FURNITURE - 1.21%
 +Tommy Hilfiger ...............................         135,000       9,298,125
                                                                     -----------
                                                                       9,298,125
                                                                     -----------
  TRANSPORTATION & SHIPPING - 0.60%
  Expeditors International .....................          85,200       4,600,800
                                                                     -----------
                                                                       4,600,800
                                                                     -----------
  Total Common Stock
   (cost $485,629,848) .........................                     714,856,236
                                                                     -----------
for growth of capital 11

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                      ---------        ------

REPURCHASE AGREEMENTS - 7.20%
With J.P. Morgan 4.80% 4/1/99
   (dated 3/31/99, collateralized by $7,861,000
   U.S. Treasury Notes 4.50% due 1/31/01,
   market value $7,845,935 and $11,072,000
   U.S. Treasury Notes 7.75% due 2/15/01
   market value $11,707,097 .....................   $ 19,152,000   $ 19,152,000
With PaineWebber 4.80% 4/1/99
   (dated 3/31/99, collateralized by $19,076,000
   U.S. Treasury Notes 4.625% due 11/30/00,
   market value $19,246,750) ....................     18,866,000     18,866,000
With Prudential Securities 4.77% 4/1/99
   (dated 3/31/99, collateralized by $1,203,000
   U.S. Treasury Notes 6.125% due 12/31/01,
   market value $1,252,270 and $15,721,000
   U.S. Treasury Notes 6.25% due 2/15/03
   market value $16,398,550 .....................     17,294,000     17,294,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
   (COST $55,312,000) ...........................                    55,312,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 100.30%
   (COST $540,941,848 ) .........................                   770,168,236
LIABILITES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.30%) .......................                    (2,331,612)
                                                                   ------------
NET ASSETS APPLICABLE TO 32,019,439 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......                  $767,836,624
                                                                   ============
NET ASSET VALUE - DELCAP FUND A CLASS
   ($637,357,789 / 26,646,712 SHARES) ...........                        $23.92
                                                                         ======
NET ASSET VALUE - DELCAP FUND B CLASS
   ($23,495,314 / 1,029,050 SHARES) .............                        $22.83
                                                                         ======
NET ASSET VALUE - DELCAP FUND C CLASS
   ($4,961,773 / 214,129 SHARES) ................                        $23.17
                                                                         ======
NET ASSET VALUE - DELCAP FUND INSTITUTIONAL CLASS
   ($102,021,748 / 4,129,548 SHARES) ............                        $24.71
                                                                         ======

COMPONENTS OF NET ASSETS AT MARCH 31 1999:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the Fund with 150,000,000 shares allocated to
   DelCap Fund A Class, 100,000,000 shares allocated to
   DelCap Fund B Class, 50,000,000 shares allocated to
   DelCap Fund C Class, and 50,000,000 shares allocated to
   DelCap Fund Institutional Class ..............                 $ 501,681,345
Accumulated net investment loss .................                    (2,959,765)
Accumulated net realized gain on investments                         39,888,656
Net unrealized appreciation of investments ......                   229,226,388
                                                                  -------------
Total net assets ................................                 $ 767,836,624
                                                                  =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE - DELCAP FUND
Net Asset Value A Class (A)......................                        $23.92
Sales Charge (5.75% of offering or 6.10% of
   the amount invested per share) (B)............                          1.46
                                                                         ------
Offering price...................................                        $25.38
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

12 for growth of capital

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .........................................   $  1,056,894
Dividends ........................................        879,952
Other income .....................................        170,082    $2,106,928
                                                    -------------

EXPENSES:
Management fees ..................................      2,805,285
Distribution expense .............................      1,032,500
Dividend disbursing and transfer agent
   fees and expenses .............................        891,572
Accounting and administration ....................        206,666
Reports and statements to shareholders ...........         42,400
Professional fees ................................         36,800
Taxes (other than taxes on income) ...............         27,000
Registration fees ................................         10,995
Directors' fees ..................................          9,475
Custodian fees ...................................          4,000
                                                    -------------
Total expenses ...................................                    5,066,693

NET INVESTMENT LOSS ..............................                   (2,959,765)
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments .................                   52,666,390
Net change in unrealized appreciation/depreciation
   of investments ................................                  122,038,404
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ................................                  174,704,794
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...............................                $ 171,745,029
                                                                  =============

                             See accompanying notes


DELAWARE GROUP EQUITY FUNDS IV, INC.-
DELCAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------
                                                        SIX MONTHS
                                                       ENDED 3/31/99       YEAR ENDED
                                                        (UNAUDITED)         9/30/98
                                                       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment loss .............................       ($2,959,765)       ($7,557,824)
Net realized gain on investments ................        52,666,390        141,132,991
Net change in unrealized appreciation/
   depreciation of investments ..................       122,038,404       (183,147,362)
                                                       ------------       ------------
Net increase (decrease) in net assets
   resulting from operations ....................       171,745,029        (49,572,195)
                                                       ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
   A Class ......................................       (97,254,365)      (148,118,430)
   B Class ......................................        (3,479,402)        (4,236,576)
   C Class ......................................          (685,495)          (643,676)
   Institutional Class ..........................       (15,667,174)       (23,312,883)
                                                       ------------       ------------
                                                       (117,086,436)      (176,311,565)
                                                       ------------       ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ......................................       103,706,142        847,916,020
   B Class ......................................         4,060,759          6,039,997
   C Class ......................................         1,115,179          1,757,054
   Institutional Class ..........................        13,083,864         18,659,488
Netasset value of shares issued upon reinvestment
   of distributions from net realized gain
   on investments
   A Class ......................................        88,850,391        133,514,335
   B Class ......................................         3,347,297          4,037,431
   C Class ......................................           677,147            631,759
   Institutional Class ..........................        15,667,174         23,312,883
                                                       ------------       ------------
                                                        230,507,953      1,035,868,967
                                                       ------------       ------------
Cost of shares repurchased:
   A Class ......................................      (166,782,271)      (998,181,334)
   B Class ......................................        (3,644,775)        (6,363,076)
   C Class ......................................          (679,465)        (1,210,864)
   Institutional Class ..........................       (30,203,052)       (45,867,678)
                                                       ------------       ------------
                                                       (201,309,563)    (1,051,622,952)
                                                       ------------       ------------
Increase (decrease) in net assets derived from
   capital share transactions ...................        29,198,390        (15,753,985)
                                                       ------------       ------------

NET INCREASE (DECREASE) IN NET ASSETS ...........        83,856,983       (241,637,745)

NET ASSETS:
   Beginning of year ............................       683,979,641        925,617,386
                                                       ------------       ------------
   End of year ..................................      $767,836,624       $683,979,641
                                                       ============       ============

                             See accompanying notes
                                                        for growth of capital 13

DELCAP FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              DELCAP FUND A CLASS
--------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED           YEAR          YEAR          YEAR           YEAR          YEAR
                                               3/31/99(1)        ENDED         ENDED         ENDED          ENDED         ENDED
                                              (UNAUDITED)       9/30/98       9/30/97       9/30/96        9/30/95       9/30/94
Net asset value, beginning of period .....     $ 22.470        $ 30.450      $ 30.740      $ 28.870       $ 25.570      $ 26.080

Income from investment operations:
   Net investment loss ...................       (0.094)(2)      (0.237)(2)    (0.234)(2)    (0.208)(2)     (0.166)(2)    (0.218)
   Net realized and unrealized gain (loss)
      on investments .....................        5.474          (1.873)        3.534         5.618          5.296         0.528
                                               --------        --------      --------      --------       --------      --------
   Total from investment operations ......        5.380          (2.110)        3.300         5.410          5.130         0.310
                                               --------        --------      --------      --------       --------      --------

Less distributions:
   Distributions from net realized gain
      on investments .....................       (3.930)         (5.870)       (3.590)       (3.540)        (1.830)       (0.820)
                                               --------        --------      --------      --------       --------      --------
   Total distributions ...................       (3.930)         (5.870)       (3.590        (3.540)        (1.830)       (0.820)
                                               --------        --------      --------      --------       --------      --------

Net asset value, end of period ...........     $ 23.920        $ 22.470      $ 30.450      $ 30.740       $ 28.870      $ 25.570
                                               ========        ========      ========      ========       ========      ========

Total return(3) ..........................        25.85%          (8.28%)       12.44%        21.09%         22.04%         1.17%
Ratios and supplemental data:
   Net assets, end of period (000 omitted)     $637,358        $566,734      $770,207      $923,248       $888,571      $890,787
   Ratio of expenses to average net assets         1.37%           1.40%         1.36%         1.35%          1.37%         1.35%
   Ratio of net investment loss
      to average net assets ..............        (0.81%)         (0.92%)       (0.86%)       (0.74%)        (0.67%)       (0.68%)
   Portfolio turnover ....................           97%            115%          105%           72%            51%           34%


                                                                              DELCAP FUND B CLASS
--------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS                                                                PERIOD
                                                 ENDED           YEAR          YEAR          YEAR           YEAR         9/6/94(4)
                                               3/31/99(1)        ENDED         ENDED         ENDED          ENDED          TO
                                              (UNAUDITED)       9/30/98       9/30/97       9/30/96        9/30/95       9/30/94
Net asset value, beginning of period .....     $ 21.680        $ 29.750      $ 30.300      $ 28.680       $ 25.560      $ 25.180

Income from investment operations:
   Net investment loss ...................       (0.170)(2)      (0.408)(2)    (0.418)(2)    (0.400)(2)     (0.340)(2)    (0.008)
   Net realized and unrealized gain (loss)
      on investments .....................        5.250          (1.792)        3.458         5.560          5.290         0.388
                                               --------        --------      --------      --------       --------      --------
   Total from investment operations ......        5.080          (2.200)        3.040         5.160          4.950         0.380
                                               --------        --------      --------      --------       --------      --------

Less distributions:
   Distributions from net realized gain on
      investments ........................       (3.930)         (5.870)       (3.590)       (3.540)        (1.830)       none
                                               --------        --------      --------      --------       --------      --------
   Total distributions ...................       (3.930)         (5.870)       (3.590)       (3.540)        (1.830)       none
                                               --------        --------      --------      --------       --------      --------

Net asset value, end of period ...........     $ 22.830        $ 21.680      $ 29.750      $ 30.300       $ 28.680      $ 25.560
                                               ========        ========      ========      ========       ========      ========

Total return(3) ..........................        25.41%          (8.92%)       11.64%        20.27%         21.34%         1.51%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)     $ 23,495        $ 18,470      $ 20,706      $ 13,239       $  2,710      $    287
   Ratio of expenses to average net assets         2.07%           2.10%         2.06%         2.05%          2.07%         2.05%
   Ratio of net investment loss
      to average net assets ..............        (1.51%)         (1.62%)       (1.56%)       (1.44%)        (1.37%)       (1.38%)
   Portfolio turnover ....................           97%            115%          105%           72%            51%           34%

-------------
(1) Ratios have been annualized but total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distrbutions at net asset value and does not reflect the impact of a sales charge.

(4) Date of initial public offering; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

14 for growth of capital

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            DELCAP FUND C CLASS
------------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS                                    PERIOD
                                                              ENDED        YEAR           YEAR         11/29/95(2)
                                                            3/31/99(1)     ENDED          ENDED            TO
                                                           (UNAUDITED)    9/30/98        9/30/97        9/30/96
Net asset value, beginning of period ....................   $ 21.950     $  30.050      $ 30.570      $  28.880

Income from investment operations:
   Net investment loss ..................................     (0.172)(3)    (0.411)(3)    (0.421)(3)     (0.359)(3)
   Net realized and unrealized gain (loss) on investments      5.322        (1.819)        3.491          5.589
                                                            --------     ---------      --------      ---------
   Total from investment operations .....................      5.150        (2.230)        3.070          5.230
                                                            --------     ---------      --------      ---------

Less distributions:
   Distributions from net realized gain on investments ..     (3.930)       (5.870)       (3.590)        (3.540)
                                                            --------     ---------      --------      ---------
   Total distributions ..................................     (3.930)       (5.870)       (3.590)        (3.540)
                                                            --------     ---------      --------      ---------

Net asset value, end of period ..........................   $ 23.170     $  21.950      $ 30.050      $  30.570
                                                            ========     =========      ========      =========

Total return(4) .........................................     25.37%         (8.89%)       11.64%         20.38%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............   $ 4,962      $   3,576      $  3,385      $   1,947
   Ratio of expenses to average net assets ..............      2.07%          2.10%         2.06%          2.05%
   Ratio of net investment loss to average net assets ...     (1.51%)        (1.62%)       (1.56%)        (1.44%)
   Portfolio turnover ...................................        97%           115%          105%            72%

                                                                     DELCAP FUND INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED        YEAR         YEAR          YEAR            YEAR           YEAR
                                               3/31/99(1)     ENDED        ENDED         ENDED           ENDED          ENDED
                                              (UNAUDITED     9/30/98      9/30/97       9/30/96         9/30/95        9/30/94
Net asset value, beginning of period .....   $   23.070      $31.010     $ 31.160       $ 29.130       $ 25.710        $26.140

Income from investment operations:
   Net investment loss ...................       (0.059)(3)   (0.160)(3)   (0.152)(3)     (0.123)(3)     (0.091)(3)     (0.080)
   Net realized and unrealized gain (loss)
      on investments .....................        5.629       (1.910)       3.592          5.693          5.341          0.470
                                             ----------      --------    --------      ---------       --------       --------
   Total from investment operations ......        5.570       (2.070)       3.440          5.570          5.250          0.390
                                             ----------      --------    --------      ---------       --------       --------

Less distributions:
   Distributions from net realized gain on
      investments ........................       (3.930)      (5.870)      (3.590)        (3.540)        (1.830)        (0.820)
                                             ----------      --------    --------      ---------       --------       --------
   Total distributions ...................       (3.930)      (5.870)      (3.590)        (3.540)        (1.830)        (0.820)
                                             ----------      --------    --------      ---------       --------       --------

Net asset value, end of period ...........   $   24.710      $23.070     $ 31.010       $ 31.160       $ 29.130        $25.710
                                             ==========      =======     ========       ========       ========        =======

Total return .............................       26.07%        (7.99%)      12.75%         21.44%         22.45%          1.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)   $  102,022       $95,200    $131,319      $ 178,197       $129,378       $110,126
   Ratio of expenses to average net assets         1.07%        1.10%        1.06%          1.05%          1.07%          1.05%
   Ratio of net investment loss
      to average net assets ..............        (0.51%)      (0.62%)      (0.56%)        (0.44%)        (0.37%)        (0.38%)
   Portfolio turnover ....................           97%         115%         105%            72%            51%            34%

(1) Ratios have been annualized but total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distrbutions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                        for growth of capital 15

DELAWARE GROUP EQUITY FUNDS IV, INC. - DELCAP FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Equity Funds IV, Inc. - DelCap Fund (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The DelCap Fund A Class carries a front-end sales charge which was raised from 4.75% to 5.75% as of November 2, 1998. The DelCap Fund B Class carries a back-end sales charge. The DelCap Fund C Class carries a level load deferred sales charge and DelCap Fund Institutional Class has no sales charge. The Fund's objective is to seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors. Effective April 1, 1999, the annual fee will be calculated at the following rates: 0.75% of the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on the average daily net assets over $2.5 billion. At March 31, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $40,271.

The Fund has engaged Delaware Service Company (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At March 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $95,043.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the six months ended March 31, 1999, DDLP earned $39,745 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended March 31, 1999, the Fund made purchases of $347,472,727 and sales of $432,083,604 of investment securities other than U.S. government securities and temporary cash investments.

At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $544,878,596.

At March 31, 1999, unrealized appreciation for federal income tax purposes aggregated $225,289,640 of which $239,450,982 related to unrealized appreciation of securities and $14,161,342 related to unrealized depreciation of securities.

16 for growth of capital

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                            SIX MONTHS
                                              ENDED       YEAR ENDED
                                             3/31/99       9/30/98
                                           ----------     ----------
Shares sold:
   A Class ............................     4,438,305     32,840,217
   B Class ............................       181,188        239,372
   C Class ............................        49,374         70,658
   Institutional Class ................       548,378        707,764
Shares issued upon reinvestment of
distributions from net realized gain on
investments:
   A Class ............................     4,119,152      5,523,116
   B Class ............................       162,175        172,245
   C Class ............................        32,337         26,623
   Institutional Class ................       703,826        942,315
                                           ----------     ----------
                                           10,234,735     40,522,310
                                           ----------     ----------
Shares repurchased:
   A Class ............................    (7,128,829)   (38,439,982)
   B Class ............................      (166,349)      (255,596)
   C Class ............................       (30,505)       (47,001)
   Institutional Class ................    (1,249,698)    (1,757,200)
                                           ----------     ----------
                                           (8,575,381)   (40,499,779)
Net increase ..........................     1,659,354         22,531
                                           ==========     ==========

5. Lines of Credit
The Fund has a committed line of credit for $41.4 million. No amount was outstanding at March 31, 1999, or at any time during the fiscal year.

6. Securities Lending
Security loans for the Fund are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related collateral received at March 31, 1999 were $108,242,605 and $109,965,742, respectively.

for growth of capital 17

--------------------------------------------------------------------------------
Proxy Results (Unaudited)
For the six months ended March 31, 1999, The Delaware Group Equity Funds IV, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Delaware Group Equity Funds IV, Inc. Board of Directors.

                               SHARES     SHARES VOTED
                               VOTED        WITHHELD
                                FOR        AUTHORITY
                             ----------    ---------
Jeffrey J. Nick .........    20,856,540    2,141,202
Walter P. Babich.........    20,854,410    2,143,332
John H. Durham ..........    20,880,067    2,117,675
Anthony D. Knerr.........    20,874,875    2,122,867
Ann R. Leven ............    20,884,847    2,112,895
Thomas F. Madison........    20,881,316    2,116,426
Charles E. Peck .........    20,877,043    2,120,699
Wayne A. Stork ..........    20,890,992    2,106,750
Jan L. Yeomans ..........    20,884,595    2,113,147

2. To approve the reclassification of the DelCap Fund investment objective from fundamental to non-fundamental.

                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                            17,551,497        919,928    1,469,466

3. To approve standardized fundamental investment restrictions for the DelCap Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.
                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                            17,886,934        603,397    1,450,561

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.
                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                            17,805,831        661,391    1,473,669

3C. To adopt a new fundamental investment restriction concerning underwriting.
                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                            17,830,199        600,314    1,510,379

3D. To adopt a new fundamental investment restriction concerning investments in real estate.
                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                            17,814,855        647,506    1,478,530

3E. To adopt a new fundamental investment restriction concerning investments in commodities.
                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                            17,709,122        757,933    1,473,837

3F. To adopt a new fundamental investment restriction concerning lending by the
    Fund.
                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                             17,792,030       676,390   1,472,472

3G. To reclassify all current fundamental investment restrictions as non-fundamental.
                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                            17,504,034         865,197    1,571,660

4. To approve a new investment management agreement with Delaware Management Company for the DelCap Fund.
                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                            17,687,647         789,488    1,463,756

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Equity Funds IV, Inc.
                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                            19,095,521         266,738    3,635,482

6. To approve the restructuring of the Delaware Group Equity Funds IV, Inc. from a Maryland Corporation into a Delaware Business Trust.
                               FOR             AGAINST     ABSTAIN
                               ---             -------     -------
                            18,106,571         600,598    1,481,951

DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund
Social Awareness Fund

FOR TOTAL RETURN
Blue Chip Fund
Devon Fund
Decatur Equity Income Fund
Growth and Income Fund
REIT Fund
Delaware Balanced Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Extended Duration Bond Fund
Strategic Income Fund
Corporate Bond Fund
U.S. Government Fund
U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS
   Foundation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

(photo of computer keyboard)

funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELCAP FUND SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current Prospectus for DelCap Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware Investment Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[Photo of Globes]

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.


DELAWARE
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

SA-016[3/99] PP5/99
(1722)